EXHIBIT 10.5


                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of February 18, 2000 (this "Amendment"), relating to the Credit Agreement referenced below, is by and among C&D TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 1, 1999 (as amended, modified and supplemented from time to time, the "Credit Agreement") among the Borrower, the Subsidiaries of the Borrower identified therein, Lenders identified therein and the Administrative Agent;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of the Required Lenders; and

         WHEREAS,   the  Required   Lenders  have  consented  to  the  requested
modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       The Credit Agreement is amended in the following respects:

         1.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                  "Consolidated Fixed Charge Coverage Ratio" means, for any period, the ratio of Consolidated EBITDA to Consolidated Fixed Charges.

                  "Consolidated Fixed Charges" means, for any period for the Consolidated Group, the sum of the cash portion of Consolidated Interest Expense paid during the four consecutive fiscal quarters ending as of the date of determination plus scheduled maturities of Funded Debt (including, for purposes hereof, mandatory commitment reductions, sinking fund payments and the like relating thereto, but excluding for purposes hereof Funded Debt of Shanghai permitted to be incurred under
                  Section 8.1(h)) paid during the four consecutive fiscal quarters ending as of the date of determination, in each case on a consolidated basis determined in accordance with GAAP applied on an consistent basis.

         1.2 Clause (b) of Section 7.9 of the Credit Agreement is amended to read as follows:

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                  (b) Consolidated Fixed Charge Coverage Ratio. As of the end of
                  each fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall not be less than 2.5:1.0.

         2. Each of the Borrower and the Guarantors hereby represents and warrants that as of the date of this Amendment (i) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default presently exists.

         3. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         4. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits thereto) remain in full force and effect.

         5. This Amendment shall be effective upon the execution hereof by the Borrower, the Guarantors and the Required Lenders.

         6. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

         7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         8. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:             C&D TECHNOLOGIES, INC.,
                      a Delaware corporation

                      By: /s/ Stephen E. Markert, Jr.
                          ---------------------------
                      Name:   Stephen E. Markert, Jr.
                      Title:  Chief Financial Officer

GUARANTORS:           C&D/CHARTER HOLDINGS, INC.,
                      a Delaware corporation
                      PCC MEXICAN HOLDINGS, INC.,
                      a Delaware corporation

                      By: /s/ Stephen E. Markert, Jr.
                          ---------------------------
                      Name:   Stephen E. Markert, Jr.
                      Title:  Chief Financial Officer

                           [Signature Pages Continue]

LENDERS: BANK OF AMERICA, N.A., a national banking institution formerly known as NationsBank, N.A., in its capacity as Administrative Agent and as a Lender

                      By:   /s/ Patrick M. Moore
                         ----------------------------
                      Name: Patrick M. Moore
                      Title:Vice President

                      COMERICA BANK

                      By:
                      Name:
                      Title:

                      BANK ONE NA (formerly known as
                      THE FIRST NATIONAL BANK OF CHICAGO)

                      By:/s/ Andrea S. Kantor
                         ---------------------------
                      Name:  Andrea S. Kantor
                      Title: Vice President

                      FIRSTAR BANK MILWAUKEE N.A.

                      By:   /s/ Jason Hickey
                         ---------------------------
                      Name:  Jason Hickey
                      Title: Assistant Vice President

                      THE BANK OF NEW YORK

                      By:/s/ Vito M. Ferrone
                         --------------------------
                      Name:  Vito M. Ferrone
                      Title: Vice President

                      MELLON BANK, N.A.

                      By:   /s/ Mark Torie
                         --------------------------
                      Name:    Mark Torie
                      Title:   Vice President

                      LASALLE NATIONAL BANK

                      By:   /s/ Grant Chromy
                         --------------------------
                      Name:   Grant Chromy
                      Title:  Assistant Vice President

                           [Signature Pages Continue]

                      FIRST UNION NATIONAL BANK

                      By:/s/ Linda Douglas
                         --------------------------
                      Name:    Linda Douglas
                      Title:    Vice President

                      PNC BANK, NATIONAL ASSOCIATION

                      By:   /s/ Frank Pugliese
                         --------------------------
                      Name:  Frank Pugliese
                      Title: Assistant Vice President

                      THE CHASE MANHATTAN BANK

                      By:   /s/ Thomas Conroy, Jr.
                         -------------------------
                      Name: Thomas F. Conroy, Jr.
                      Title: Vice President

                      FLEET BANK, N.A.

                      By:
                      Name:
                      Title: